TRANSAMERICA FUNDS
Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information
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Transamerica Stock Index (the “fund”)
Effective immediately, the information below supplements and supersedes certain corresponding information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the fund.
The fund invests in securities through an underlying master fund. BlackRock Fund Advisors is the investment adviser of the S&P 500® Index Master Portfolio (the “master fund”), the underlying master fund in which the fund invests. The master fund modified its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that it intends to be diversified in approximately the same proportion as the master fund’s benchmark index, the S&P 500® Index, is diversified. Shareholder approval will not be sought if the master fund crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its benchmark index.
Effective immediately, the following is added as the second to last paragraph of the fund’s “Principal Investment Strategies” section in the Prospectus and Summary Prospectus and as the new sixth paragraph of the “More on the Fund’s Strategies and Investments” section in the Prospectus:
The master fund intends to be diversified in approximately the same proportion as the S&P 500® Index is diversified. The master fund may become “non‑diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Shareholder approval will not be sought if the master fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.
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The following risk is added as a key risk following the “Large Capitalization Companies” risk in the “Principal Risks” section of the Prospectus and the Summary Prospectus for the fund and alphabetically to the “More on Risks of Investing in the Fund” section of the Prospectus:
Non‑Diversification – To the extent the underlying master fund becomes “non‑diversified” for periods of time solely as a result of tracking its index, the fund will have a larger percentage of its assets exposed to a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to the risks associated with investing in those issuers.
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STATEMENT OF ADDITIONAL INFORMATION
The following is added after the second paragraph to the section entitled “S&P 500 Master Portfolio — Notations Regarding the S&P 500 Index Master Portfolio’s Fundamental Investment Restrictions” of the Statement of Additional Information:
With respect to the fundamental policy relating to diversification set forth in (2) above, the S&P 500 Index Master Portfolio intends to be diversified in approximately the same proportion as its underlying index is diversified. The S&P 500 Index Master Portfolio is currently classified as a diversified fund under the 1940 Act. However, while the S&P 500 Index Master Portfolio is classified as “diversified,” under applicable no‑action relief from the SEC staff, the S&P 500 Index Master Portfolio may become non‑diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index and such a change will not require shareholder approval.
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Investors Should Retain this Supplement for Future Reference
December 5, 2025